UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2016

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD disclosure

On June 7, 2016, Watson Laboratories Inc. (“Watson”) filed a motion for voluntary dismissal with the United States Court of Appeals (case no. 2016-1596) requesting the court terminate its own appeal of the January 22, 2016, U.S. District Court for the District of New Jersey order of dismissal of the abbreviated new drug application, or ANDA, patent infringement litigation (case no. 14-CV-3259) related to Vascepa® (icosapent ethyl) capsules. The motion by Watson, to which Amarin has consented, follows the May 31, 2016, FDA grant of five-year, new chemical entity exclusivity with respect to Vascepa. Once the Court of Appeals grants Watson’s unopposed motion to dismiss the appeal, there will be no pending patent litigation related to Vascepa.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2016	Amarin Corporation plc

	By:	/s/ John Thero
John Thero President and Chief Executive Officer